UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
___________________________________________
Filed by the Registrant  ☒                     Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under § 240.14a-12
CARTER VALIDUS MISSION CRITICAL REIT, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Carter Validus Mission Critical REIT, Inc.
Inbound Script
Meeting Date: July 21st, 2017
Toll-Free # 1-844-371-1437
GREETING:
Thank you for calling the Carter Validus Mission Critical REIT proxy information line. My name is _____________, may I have your name please?
Thank you Mr./Ms._____________. Are you calling regarding the upcoming Annual Stockholder meeting?
IF YES:
The Board of Directors recommends a vote “FOR” the Proposal
Would you like to vote along with the recommendations of your Board?
IF YES: Thank you. For the record, would you please state your full name and mailing address?
Again, my name is _____________, a proxy voting specialist on behalf of Carter Validus Mission Critical REIT.
Today’s date is _____________ and the time is _____________ Eastern Time.
Mr./Ms. _____________, I have recorded your vote, in accordance with the Board’s recommendation. We will be mailing you a written confirmation of your vote within 72 hours.
If you wish to make any changes you may contact us by calling 1-844-371-1437. Thank you very much for your participation and have a great day/evening.
IF NO TO VOTING WITH THE BOARD’S RECOMMENDATION:
How would you like to cast your vote on the proposal?
Proposal 1:
Elect five directors to hold office until the 2018 Annual Meeting of Stockholders and until their successors are duly elected and qualify.
Nominees:

1) John E. Carter	2) Mario Garcia, Jr.	3) Jonathan Kuchin

4) Randall Greene	5) Ronald Rayevich
Thank you. For the record, would you please state your full name and mailing address?
Again, my name is _____________, a proxy voting specialist on behalf of Carter Validus Mission Critical REIT.
Today’s date is _____________ and the time is _____________ Eastern Time.
Mr./Ms. _____________, I have recorded your (For All/Withhold all/For all except) vote with respect to the proposal as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours. If you wish to make any changes you may contact us by calling 1-844-371-1437. Thank you very much for your time and your vote. We hope you have a great day/evening.

Carter Validus Mission Critical REIT, Inc.
Inbound Script
Meeting Date: July 21st, 2017
Toll-Free # 1-844-371-1437
IF NO:
Are there any questions regarding the proposal that I can help answer so that you may participate in the vote today?
If a non-proxy related question, respond:
Mr./Ms. _____________. I apologize I do not have access to that information. Please feel free to call your Financial Advisor or Carter Validus Mission Critical REIT shareholder services team directly at 1-888-292-3178.